ACCOUNTS RECEIVABLE, NET - Movement of Allowance for Doubtful Debts (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Receivables [Abstract]
At beginning of year	$ 113,264	$ 86,775	$ 41,490
Additional allowance, net of recoveries	43,750	26,566	36,871
Reclassified (to) from long-term receivables, net	(13,680)	(77)	8,414
At end of year	$ 143,334	$ 113,264	$ 86,775